DEED OF LOAN

DELTA DAWN PTY LTD
ACN 101 140 925

AND

YARRAMAN ESTATE PTY LTD
ABN 94 101 141 593

AITKEN McLACHLAN THORPE
LAWYERS

Level 21, 1 Castlereagh Street
SYDNEY NSW 2000
Tel.: 61 2 9231 3000
Fax.: 61 2 9231 3031
Email: mail@amtlaw.com.au
Ref: PM:CC:051084

TABLE OF CONTENTS

THIS DEED made the 21st day of December, 2005.

PARTIES:

1. **DELTA DAWN PTY LTD** (ACN 101 140 925) of 700 Yarraman Road, Wybong, New South Wales, Australia as trustee for the **YARRAMAN ROAD TRUST** ("**Lender**")

2. **YARRAMAN ESTATE PTY LTD** (ABN 94 101 141 593) of 700 Yarraman Road, Wybong, New South Wales, Australia ("**Borrower**")

RECITALS:

A. The Borrower is a wholly owned subsidiary of the Lender.

B. The Lender has, prior to the date of this Deed, granted to the Borrower certain cash, credit and accommodation to assist the Borrower with its working capital requirements. This facility has not previously been documented.

C. On 30 June 2005, the amount owed by the Borrower to the Lender was equal to $2,709,018.

D. Since 30 June 2005, there have been further advances made by the Lender to assist the Borrower with its working capital requirements and further repayments of such advances.

E. On 6 December 2005, the Borrower repaid to the Lender the sum of $1,041,666 by way of the issue of 1,041,666 ordinary shares.

F. On the date of this Deed, the Lender completed the sale to the Borrower of certain land and other assets and pursuant to complete such sales, the Lender advanced to the Borrower a further sum of $1,612,666.

G. On the date of this Deed, the amount owed by the Borrower to the Lender (the Principal Sum) is the amount referred to in Recital C plus the further amounts referred to in Recitals D and F less the amount referred to in Recital E.

H. The Lender is selling its shares in the Borrower with effect from the date of this Deed.

I. The parties have entered into this Deed to set out their agreement as to repayment of the Principal Sum and to otherwise formalise the terms of the loan prior to entering into the transaction referred to in Recital G.

OPERATIVE PART:

1. **DEFINITIONS**

1.1. Unless otherwise defined in this Deed, the following capitalised words are defined as follows in this Deed:

"Borrower" means and includes the Borrower hereinbefore described its successors and permitted assigns.

"Business Day" means any day on which banks are open for trading in New South Wales.

"Event of Repayment" means any of the events described in clause 6.1.

"Further Advances" means the aggregate of all advances made by the Lender to the Borrower during the period of 1 July 2005 to the date of this Deed, excluding the advance referred to in Recital F, less the aggregate of all repayments made by the Borrower to the Lender during the period of 1 July 2005 to the date of this Deed, excluding the repayment referred to in Recital E, however, if such amount exceeds $719,982, then Further Advances means the sum of $719,982.

"Lender" means and includes the Lender hereinbefore described its successors and permitted assigns.

"Principal Sum" means the sum equivalent to the aggregate of $3,280,018 and the Further Advances.

1.2. In the construction of this Deed, unless contrary to or inconsistent with the context:

(a) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.

(b) a reference to the singular number includes a reference to the plural number and vice versa;

(c) a reference to any gender includes a reference to the other genders and each of them;

(d) the word person includes a firm, a body corporate, an unincorporated association or an authority;

(e) a reference to any person or company shall mean and include the legal personal representatives, successors in title, substitutions (including, but not limited to, persons taking by novation) or assigns of such person or company as the circumstances may require;

(f) a reference to a month shall mean a calendar month and a reference to a year shall mean a calendar year;

(g) a reference to a clause, schedule, annexure or appendix is a reference to a clause of or schedule, annexure or appendix to this Deed and references to this Deed include any recital, schedule, annexure or appendix;

(h) if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

(i) a reference to a day is to be interpreted as the period of time commencing at midnight and ending 24 hours later;

(j) a reference to any thing or matter is a reference to the whole and any part of it;

(k) a reference to a group of persons or parties is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

(l) a reference to this Deed or other document includes any variation novation or replacement of or supplement to any of them from time to time;

(m) where any clause contains subclauses paragraphs or subparagraphs each subclause, paragraph and subparagraph however called will be read and construed separately and independently of each other;

(n) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind;

(o) a reference to "dollars", "AUD" or "$" is to an amount in Australian currency;

(p) headings are for convenience of reference only and do not affect the interpretation of this Deed; and

(q) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

2. ACKNOWLEDGEMENT OF DEBT

2.1. The Borrower hereby acknowledges and agrees that on the date hereof it owes to the Lender the Principal Sum.

2.2. On or before 31 January 2006, the Lender shall provide to the Borrower a certificate (**"Certificate"**) certifying the value of the Further Advances.

2.3. During the period of 3 months after the receipt by the Borrower of the Certificate, the Lender must upon request from the Borrower:

(a) provide access to, and if requested copies of, all accounting records of the Lender that relate to the period 1 July 2005 to the date of this Deed to the Borrower (and its auditor and professional advisers);

(b) allow the Borrower (and its auditors or professional advisers) to audit the Lender's accounting records in relation to the calculation of the Further Advances.

3. REPAYMENT

3.1. The Borrower hereby covenants and agrees with the Lender to repay to the Lender the Principal Sum in accordance with this clause.

3.2. The Borrower shall pay to the Lender an amount equivalent to fifty percent (50%) of the Principal Sum by way of thirty six (36) consecutive monthly instalments, with the first such payment to commence on the first Business Day of the month being the twenty fifth (25th) month following the date of this Deed, and each subsequent

payment to be made on the first Business Day of each of the immediately following thirty five (35) months.

3.3. The Borrower must, on the same date that it pays to the Lender the thirty sixth (36th) instalment in accordance with clause 3.2, repay to the Lender the balance of the Principal Sum.

3.4. For avoidance of doubt, subject to clause 6, the Borrower shall not be obliged to repay any part of the Principal Sum until the first of the instalments under clause 3.2 is due.

4. INTEREST

4.1. The Borrower shall not be liable to pay any interest on the Principal Sum during the term of this Deed.

5. REPRESENTATIONS, WARRANTIES AND OBLIGATIONS

5.1. The Borrower represents and warrants to the Lender as follows:

(a) that the Borrower is duly incorporated and qualified to carry on business;

(b) that the execution and performance of this Deed is within the corporate powers of the Borrower and has been duly authorised by all necessary corporate and other action and does not and will not contravene any law or the constitution of the Borrower;

(c) there are no existing, pending or threatened actions or proceedings before any court or other body which will or is likely to materially adversely affect the financial condition of the Borrower or its ability to perform its obligations hereunder; and

(d) this Deed constitutes legal valid and binding obligations on the Borrower enforceable against it in accordance with its terms.

6. EVENTS OF REPAYMENT

6.1. In the event that:

(a) the Borrower shall fail to pay when due any amount payable by it hereunder; or

(b) the Borrower shall default in the performance or observance of any other term, covenant or agreement contained in this Deed; or

(c) without the prior written consent of the Lender, the Borrower makes an assignment for its creditors or any class thereof or ceases to pay its debts as they mature; or

(d) without the prior written consent of the Lender an order is made or a resolution is proposed or passed for the winding up of the Borrower; or

(e) a receiver, receiver and manager or official manager is appointed in respect of the Borrower; or

(f) without the prior written consent of the Lender a compromise, arrangement or scheme is proposed or entered into between the Borrower or its creditors; or

(g) any distress or execution shall be levied against the property or any part of the property of the Borrower and same is not satisfied within fourteen (14) days; or

(h) a petition is presented for the winding up of the Borrower; or

(i) a liquidator is appointed in respect of the Borrower;

THEN and in any such event the Principal Sum or so much thereof that remains unpaid shall upon written demand given by the Lender to the Borrower become and be immediately due and payable without presentment, demand, protest or other notice of any kind all of which are expressly waived, and upon the Lender making such demand the same together with any other moneys due and payable hereunder shall forthwith be paid by the Borrower to the Lender.

6.2. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereon nor shall any exercise of such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

7. SECURITY

7.1. The Borrower shall grant to the Lender on written demand from the Lender on account of the Principal Sum a registered fixed and floating charge over the whole of the assets and undertaking of the Borrower to better secure the performance of the Borrower's obligations under this Deed. Such charge shall be in the form set out in the Annexure to this Deed and shall be subordinated behind all other debt and lenders at the time of the demand of the Lender. The Borrower shall pay any stamp duty on such charge.

8. PAYMENT AND INDEMNITY

8.1. The Borrower hereby indemnifies the Lender against any liability or loss for or in respect of stamp duty or otherwise which the Lender may incur or suffer and the Borrower hereby agrees that any moneys paid by the Lender to meet such liability or any losses incurred by the Lender shall be payable by the Borrower to the Lender upon demand with interest at the rate of 10% per annum, such interest to be computed from the date of payment of such moneys or the date of incurring such losses as the case may be. This undertaking shall survive repayment of the Principal Sum.

8.2. The Borrower shall pay to the Lender on demand in writing all costs, charges and expenses of and relating to the enforcement or attempted enforcement by the Lender of this Deed and without limiting the generality of the foregoing all necessary and reasonable legal costs in connection with the enforcement of this Deed and all stamp duty, registration, valuation and other fees and expenses incurred or extended in connection or pursuant thereto.

8.3. All moneys required to be paid by the Borrower under this Deed shall be paid to the Lender at its address stated herein or such other address or addresses as the Lender may from time to time notify the Borrower in writing.

8.4. A certificate signed by the Lender stating the amount of the moneys due and payable by the Borrower to the Lender under this Deed at the date mentioned in the certificate and/or stating the occurrence of any of the events mentioned in clause 6.1 shall for all purposes and in all courts be prima facie evidence of the facts set out in such certificate.

9. EXCLUSION OF MORATORIUM LEGISLATION

9.1. All moratorium legislation and regulations which may now or hereafter be in force and all relief and protection conferred thereby thereunder on the Borrower so far as the same can be are hereby expressly excluded, waived and negatived.

10. NOTICES

10.1. A notice, consent, approval or other communication (each a **"Notice"**) under this Deed must be signed by or on behalf of the person giving it, addressed to the person to whom it is to be given and:

(a) delivered to that person's address;

(b) sent by pre-paid mail to that person's address; or

(c) transmitted by facsimile to that person's address.

10.2. A Notice given to a party in accordance with this clause is treated as having been given and received:

(a) if delivered to a person's address, on the day of delivery if a Business Day, otherwise on the next following day;

(b) if sent by pre-paid mail, on the third Business Day after posting; and

(c) if transmitted by facsimile to a person's address and a correct and complete transmission report is received, on the day of transmission if a Business Day, otherwise on the next following Business Day.

10.3. For the purposes of this clause, the address of a person is the address set out below or another address of which that person may from time to time give notice to each other person:

Lender:	Delta Dawn Pty Ltd
Attention:	Gary Blom
Address:	700 Yarraman Road Wybong NSW 2333 Australia
Facsimile:	+61 2 6547 8039

Borrower:	Yarraman Estate Pty Ltd
Attention:	Andy Lyons
Address:	700 Yarraman Road Wybong NSW 2333 Australia
Facsimile:	+61 2 6547 8039

11. MISCELLANEOUS

11.1. This Deed is personal to the parties hereto and neither party shall assign its rights, benefits or obligations hereunder without prior written consent from the other party which consent may be withheld at the unfettered discretion of such party.

11.2. This Deed constitutes the entire agreement between the parties in relation to its subject matter and supersedes all prior representations, agreements, statements and understandings whether verbal or in writing.

11.3. The provisions of the Deed shall not be varied, except by deed in writing signed by the parties.

11.4. Subject to any express consent in writing of any of the parties hereto no waiver by any party of any default in the strict and literal performance of or compliance with any provision condition or requirement herein shall be deemed to be a waiver of strict and literal performance of and compliance with any other provision condition or requirement herein nor to be a waiver of or in any manner release any other party from strict compliance with any provision condition or requirement in the future hereunder or in any manner impair the exercise of any such rights accruing to it thereafter.

11.5. The parties to this Deed covenant with each other that they will execute, do and perform all such other acts, matter and things as may be necessary or convenient to effect in any respect the terms and conditions of this Deed so as to give effect to the intention of the parties as expressed in this Deed.

11.6. In the event that any court or other competent authority declares any part of this Deed ineffective, void, voidable, illegal or unenforceable or if this Deed would if part hereof was not omitted herefrom be ineffective, void, voidable, illegal or unenforceable then that part shall without in any way affecting the effectiveness, validity, legality or enforceability of the remainder of this Deed be severable herefrom and this Deed shall be read and construed and take effect for all purposes as if that part were not contained herein.

11.7. This Deed may be executed by any number of counterparts and all of these counterparts taken together constitute one and the same instrument.

11.8. This Deed and the transactions contemplated by this Deed are governed by the law in force in New South Wales, Australia and each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales, Australia

and courts of appeal from them for determining any dispute concerning this Deed or the transactions contemplated by this Deed. Each party waives any right it has to object to an action being brought in those courts, to claim that the action has been brought in an inconvenient forum, or to claim that those courts do not have jurisdiction.

[Remainder of page intentionally left blank]

EXECUTED as a **DEED**.

For and on behalf of **DELTA DAWN PTY LTD** (ACN 101 140 925) by authority of its Board of Directors:)

....
Director/Secretary

ROBERT N FARRELL
....
Name (please print)

....
Director/Secretary

RICHARD LAZAR
....
Name (please print)

For and on behalf of **YARRAMAN ESTATE PTY LTD** (ABN 94 101 141 593) by authority of its Board of Directors:)

....
Director/Secretary

FRANK. M. STARR
....
Name (please print)

....
Director/Secretary

M. A. FRASER
....
Name (please print)

ANNEXURE

DEED OF CHARGE

DELTA DAWN PTY LTD
ACN 101 140 925

AND

YARRAMAN ESTATE PTY LTD
ABN 94 101 141 593

AITKEN McLACHLAN THORPE
LAWYERS

Level 21, 1 Castlereagh Street
SYDNEY NSW 2000
Tel.: 61 2 9231 3000
Fax.: 61 2 9231 3031
Email: mail@amtlaw.com.au
Ref: CC:051084

THIS DEED made the day of , 200 .

PARTIES:

1. **YARRAMAN ESTATE PTY LTD** (ABN 94 101 141 593) of 700 Yarraman Road, Wybong, New South Wales, Australia (**"Chargor"**)

2. **DELTA DAWN PTY LTD** (ACN 101 140 925) of 700 Yarraman Road, Wybong, New South Wales, Australia as trustee for the **YARRAMAN ROAD TRUST** (**"Chargee"**)

RECITALS:

A. The Chargee has granted or agreed to grant to the Chargor or arrange for the Chargor but only during the pleasure of the Chargee certain cash, credit or accommodation.

B. The Chargor is authorised by its Constitution to borrow money in the manner and upon the security set out below.

C. For the purpose of securing such accommodation and all moneys mentioned below the Chargor has agreed to execute this document.

OPERATIVE PART:

1. Charge

In consideration of the matters mentioned in the recitals and of the forbearance of the Chargee from requiring immediate payment, the Chargor as beneficial owner hereby charges all and singular its undertaking and all its assets whatsoever both present and future including its uncalled capital for the time being and including all assets acquired after the date or dates upon which the floating security hereby created crystallises (**"the Mortgaged Property"**) with the payment to the Chargee of the moneys intended to be secured by this security.

2. Covenant to Pay

The Chargor covenants to pay to the Chargee in accordance with any agreement in writing between the Chargor and the Chargee or in the absence of any such agreement on demand:

(1) All moneys now or in the future to become owing or payable to the Chargee by the Chargor either alone or on joint or partnership account and whether as principal debtor, guarantor or indemnifier pursuant to any agreement from time to time between the Chargor and the Chargee; and also

(2) All moneys which the Chargor whether directly or indirectly or contingently or otherwise or presently or in the future has or may become liable to pay to the Chargee on or upon any account, document, negotiable or other instrument or by reason of any other matter or thing whatsoever; and also

(3) All moneys which the Chargee shall pay or is now or shall become liable to pay to for or on account of the Chargor either alone or jointly with any other person and either by direct advances or by reason of the Chargee accepting, paying or discounting any order, draft, promissory note or bill of exchange or otherwise incurring or having incurred liabilities for or on behalf of the Chargor; and also

(4) All moneys which the Chargee shall be at liberty to debit or charge to the Chargor pursuant to the provisions of this document; and also

(5) All other moneys whatsoever which the Chargee shall pay or advance or become liable to pay or advance to for or on account of the Chargor or at the request or under the authority of the Chargor; and also

(6) Interest upon all such moneys as mentioned above or upon so much of such moneys as shall for the time being be owing or payable or remain unpaid calculated and paid at such rate or rates and in such manner as agreed from time to time between the Chargor and the Chargee and in the absence of any such agreement then at the rate determined by the Chargee without the need for consent of or notice to the Chargor calculated on daily balances computed from the time or respective times that such moneys are paid or disbursed such interest to be payable on the last day of each month while any part of the moneys hereby secured remains outstanding whether or not due for payment provided that if any interest payable by agreement or determination as mentioned above shall not be paid on the due date then interest on such interest shall be paid at the said rate by way of compound interest calculated on daily balances and payable on the last day of each month but such accrued and unpaid interest shall not by that reason be deemed to have been advanced or to have been actually paid for any purpose whatsoever;

(all of which moneys are intended to be secured hereby and are referred to in it as **"the Moneys Hereby Secured"**).

3. Present or Prospective Liability

Insofar as any of the Moneys Hereby Secured constitute a Prospective Liability or a Present Liability and a Prospective Liability this security shall for the purposes of the provisions of the Corporations Act only and without limiting in any way whatsoever the amount ultimately recoverable under this document be a security for such Prospective Liability or Present Liability and Prospective Liability up to a Specified Maximum Amount of four million five hundred thousand dollars ($4,500,000).

4. Certificate as to Interest Rate and Indebtedness

A certificate in writing signed by any of the parties comprising the Chargee or its solicitor certifying to the rate or rates of interest from time to time or at any time charged by the Chargee or applicable as stated above shall be conclusive evidence of the rate or rates certified in it and payable under this document and a statement of the indebtedness of the Chargor to the Chargee signed in like manner shall be conclusive evidence against the Chargor and all other parties interested of the amount of such indebtedness.

5. Rates and Taxes

The Chargor will duly and punctually pay all rates taxes duties charges and assessments of every description now or in future charged or chargeable upon the Mortgaged Property or any part of them and will immediately produce to the Chargee the receipt for every such payment.

6. Lease Obligations

The Chargor will duly and punctually pay all rent and perform and observe all covenants and conditions on the part of the lessee contained or implied in any lease or under-lease for the time being held by the Chargor and will immediately produce to the Chargee the receipt for every such payment.

7. Statutory Obligations

The Chargor will duly and punctually comply with and observe all statutes now or in future in force and all ordinances regulations and by-laws under them and all requirements and orders of any authority statutory or otherwise in all cases in which non-compliance or non-observance would or might impose some charge or liability upon the Mortgaged Property or any part of them or prejudicially affect this security.

8. Repairs

The Chargor will keep in good repair working order and condition all buildings fixtures plant machinery and chattels affixed to or forming part of the Mortgaged Property and will on being required by the Chargee so to do immediately amend every defect and want of repair.

9. Insurance

The Chargor will insure and keep insured against loss or damage by fire and against such other risks as the Chargee may require in the full insurable value in the name of the Chargee with an insurance company to be approved of by the Chargee such of the Mortgaged Property as are of an insurable nature and will punctually pay all moneys necessary for effecting and keeping up such insurance and immediately produce to the Chargee every relevant policy and receipt relating to it.

10. Negative Pledge

The Chargor will not without the prior written consent of the Chargee, which consent will not be unreasonably withheld:

(1) At any time during the continuance of this security execute or create or purport or attempt to create any mortgage, lien, charge or encumbrance over or affecting the Mortgaged Property or any part of them in favour of any person other than the Chargee; or

(2) Employ any of the funds or other assets of the Chargor in the purchase of shares in any other company and will not without the like consent call up or receive in advance of calls any of the uncalled capital hereby charged and will not without such consent apply any of such capital when called up to

any purpose other than in or towards payment of the Moneys Hereby Secured.

11. Warranty of Title

The Chargor warrants that it has good right to charge the Mortgaged Property herein in the manner free from encumbrances other than any securities already held by the Chargee over the Mortgaged Property or any part of them to which the Chargee has previously consented in writing and any securities taking priority to this document.

12. Further Assurance

The Chargor and all persons in any way interested in the Mortgaged Property will at all times at the cost of the Chargor until sale under this document or foreclosure and afterwards on the request of the Chargee do all things and execute all instruments documents and other writings reasonably required for more perfectly assuring the Mortgaged Property to the Chargee or as the Chargee may direct.

13. Chargee May Remedy

If the Chargor makes default in duly performing or observing any covenant or agreement on the part of the Chargor contained or implied in this document it shall be lawful for but not obligatory upon the Chargee without prejudice to any other right power or remedy of the Chargee (whether express or implied) to do all things and pay all moneys necessary or expedient in the opinion of the Chargee to make good such default to the satisfaction of the Chargee.

14. Expenses

All moneys which the Chargee may pay or expend under any power or authority contained or implied in this document or in consequence of any default that may be made by the Chargor in the performance or observance of any covenants or conditions of this document and all costs (including costs as between Solicitor and own client) charges and expenses already or in future incurred by the Chargee of or incidental to the preparation, completion and registration of this document or of any collateral security or for the purpose of giving effect to the security created hereby or by any other security now or at any time in future held by the Chargee for the Moneys Hereby Secured or any part of them shall form part of the Moneys Hereby Secured and shall from the time of payment bear interest at the rate stated above to accrue from day to day as stated above.

15. Prior Security

The Chargor will duly and punctually pay all principal interest and other moneys owing and secured under and by virtue of every security (if any) taking priority to this document as and in the manner provided by such security and will duly and punctually observe and perform all of the covenants, provisions, conditions and agreements contained or implied in such security and that if default be made in the payment of such moneys or any of them or in the observance or performance of the said covenants, provisions, conditions and agreements or any of them it shall be lawful for but not obligatory upon the Chargee (and without prejudice to any other rights powers or remedies of the Chargee under this document or by law) to pay such moneys or any part of them as may be due and payable and to observe and perform the said

covenants provisions conditions and agreements or any of them and all moneys paid or expenses incurred by the Chargee under the power hereby conferred shall form part of the Moneys Hereby Secured and shall from the due date for payment until the time of actual payment bear interest at the rate stated above to accrue from day to day as stated above.

16. Lodgement of Securities

The Chargor will immediately on receipt by itself or any person on its behalf lodge or cause to be lodged with the Chargee as security under this document all mortgages, liens or charges over any real or personal estate whatsoever which shall have been or shall be given to secure the payment of any moneys to the Chargor.

17. Specific Security

The Chargor will whenever requested by the Chargee so to do execute in favour of the Chargee for more perfectly securing the Moneys Hereby Secured such legal mortgages, transfers, assignments or other securities over all or any part of the Mortgaged Property in such forms and containing such powers (including but without limitation the power of sale) and provisions as the Chargee shall require.

18. Audited Accounts

The Chargor will once at least in every year or more frequently if so required by the Chargee cause the books of the Chargor to be duly audited by an auditor to be approved by the Chargee and will then immediately furnish to the Chargee a copy of the balance sheet and trading and profit and loss accounts of the Chargor duly certified by such auditor and further that the Chargor will at such other times as the Chargee shall require furnish to the Chargee true and correct financial statements accounts and reports showing the transactions and true financial position of the Chargor.

19. Nature of Charge and Automatic Crystallisation of Floating Charge

(1) The charge hereby created shall operate as a fixed charge as regards all uncalled capital, goodwill, freehold and leasehold property, fixtures, engines, machinery, plant and other chattels (other than stock-in-trade) and all books of account, voucher and other documents relating in any way to the business transactions of the Chargor and all securities, negotiable or otherwise all intellectual property and all book debts whether actual or contingent or arising out of any transaction whatsoever and documents evidencing title to or right to possession of any property at any time deposited or which under this security are required to be deposited with the Chargee by the Chargor and the property mentioned in any such documents and shall operate as a floating security only as regards all other assets hereby charged.

(2) The Chargor shall not be at liberty to create any mortgage or charge in priority to or pari passu with this security or to make any assignment of its book debts or any of them except with the consent in writing of the Chargee.

(3) The floating security hereby created shall ipso facto and without any act on the part of the Chargee being necessary immediately become a fixed and specific charge upon the property and assets previously subject only to a floating security upon:

(a) the Moneys Hereby Secured becoming payable; or

(b) the Commissioner of Taxation or its delegate determines to issue a notice under Section 38 of the Sales Tax Assessment Act (No. 1) 1930 or under Section 218 of the Income Tax Assessment Act, 1936 for any amount due by the Chargor in respect of any tax under such Act or any fines and costs imposed on the Chargor under such Act.

(4) The Chargee may at any time by notice in writing to the Chargor signed by any of the parties comprising the Chargee or its solicitor, convert the floating charge hereby created into a specific charge as regards any assets forming part of the Mortgaged Property which are specified in the notice.

20. Events of Default

The Moneys Hereby Secured shall (notwithstanding anything else contained in this document) at the option of the Chargee immediately become due and payable and the security hereby created shall immediately become enforceable without the necessity for any demand or notice and notwithstanding any delay or previous waiver of the provisions of this clause by the Chargee upon the happening of any one or more of the following events:

(1) if a petition is presented or an order is made or an effective resolution is passed for the winding up of the Chargor or a meeting is summoned or convened for the purpose of considering such a resolution;

(2) if an Encumbrancer takes possession of the Mortgaged Property or any part of them or threatens so to do or if a receiver of the Mortgaged Property or any part of them is appointed or proposed;

(3) if any execution or other process of any court or authority or any distress is issued out against or levied upon any of the Mortgaged Property;

(4) if after the date of this document the Chargor shall without the prior written consent of the Chargee create or purport or attempt to create any charge or mortgage on the Mortgaged Property or any part of them;

(5) if the Chargor or any subsidiary of the Chargor shall stop payment or shall without the consent in writing of the Chargee cease or threaten to cease to carry on its business but a cessation of such business arising from a strike (sympathetic or otherwise) amongst any persons connected with such business or from any riot or fear any riot shall not be deemed a cessation until it has lasted two months;

(6) if the Chargor enters into any arrangement reconstruction or composition with its creditors or any of them or proposes so to do;

(7) if the Chargor is placed under official management or a meeting is summoned or other step taken for the purpose of placing the Chargor under official management and appointing an official manager;

(8) if in the opinion of the Chargee (or any general manager for the time being of the Chargee or an attorney of the Chargee) the Moneys Hereby Secured or any part of them are applied for any purpose other than the purpose for which the same were advanced by the Chargee or any works for which the same were advanced shall not be carried out and performed in a manner satisfactory to the Chargee (or the general manager or attorney of the Chargee) or shall not be carried out or performed with due expedition;

(9) if default shall be made in payment as and when due of any moneys payable under any mortgage charge or encumbrance upon the Mortgaged Property whether ranking in priority to or pari passu with or subsequent to this document;

(10) if the Chargor shall fail to observe or perform any of the covenants on its part contained or implied in this document or in any collateral security;

(11) if under the provisions of any act or regulation or any other legislation for the time being in force in the Commonwealth of Australia or any State or Territory an inspector is proposed or appointed to investigate the affairs of the Chargor;

(12) if without the consent in writing of the Chargee signed by any of the parties comprising the Chargee or its solicitor first had and obtained the Chargor shall sell assign or transfer the whole or any part or parts of its undertaking or assets or attempts so to do otherwise than in the ordinary course of business of the Chargor;

(13) if the Chargor without the consent in writing of the Chargee signed by any of the parties comprising the Chargee or its solicitor first had and obtained passes a resolution determining that any portion of its share capital which has not been already called up shall not be capable of being called up except in the event and for the purposes of the Chargor being wound up;

(14) if the Chargor without the consent in writing of the Chargee signed by any of the parties comprising the Chargee or its solicitor first had and obtained reduces or attempts to reduce its capital;

(15) if any lease or licence of any property or part of it upon which the Chargor carries on business for the time being is determined by reason of any default on the part of the Chargor or if the Chargor shall commit any other breach in the performance or observance of any of the obligations thereby imposed upon it;

(16) if the Chargor without the consent of the Chargee signed by any of the parties comprising the Chargee or its solicitor first had and obtained makes any alterations in or amendments to the provisions of its Constitution which might in the reasonable opinion of the Chargee detrimentally affect the interests of the Chargee;

(17) if the Chargor is carrying on business at a loss and in the opinion of any of the parties comprising the Chargee further prosecution by the Chargor of its business will endanger this security;

(18) if the Chargor without the prior written consent of the Chargee signed by any of the parties comprising the Chargee or its solicitor offers for sale or sells, factors, alienates, charges, encumbers or parts with possession or disposes of all or any of the book debts of the Chargor or any rights of the Chargor in relation to all or any of the book debts of the Chargor;

(19) if the Chargor without the prior written consent of the Chargee registers any transfer of shares in its capital or allots any shares in its unissued capital in each case to any person or company whom the Chargee has not approved.

(20) where the Chargor is listed on the Australian Stock Exchange Limited or any of its subsidiaries or on any other stock exchange, it ceases to be so listed or trading in its shares is suspended for a period of not less than fourteen (14) days;

(21) any other event or series of events whether related or not, including without limitation any material adverse change in the business assets or financial condition of the Chargor occurs which in the opinion of the Chargee could affect the ability or willingness of the Chargor to perform observe and fulfil all or any of its obligations hereunder.

21. Appointment of Receiver

At any time after the Moneys Hereby Secured become payable and the security hereby created becomes enforceable as referred to in clause 20 the Chargee by notice in writing signed by any of the parties comprising the Chargee or its solicitor may appoint any qualified person to be a receiver or receiver and manager (**"the Receiver"**) of the Mortgaged Property or any part of them and may remove any such Receiver and appoint another Receiver in his place and may fix the remuneration of any such Receiver and determine the conditions upon which he shall hold office provided always that every such Receiver shall be the agent of the Chargor and the Chargor alone shall be responsible for his acts and defaults and such Receiver so appointed shall without any consent on the part of the Chargor have power:

(1) To take possession of collect and get in the whole or any part of the Mortgaged Property;

(2) To let or grant or assign or surrender or accept surrenders of leases or sub-leases in the name of the Chargor or otherwise the whole or any part of the Mortgaged Property which leases or sub-leases may be from year to year or for any term of years or for any term less than a year at such rent and upon such terms and conditions as to such Receiver may seem expedient;

(3) To carry on or concur in carrying on the business of the Chargor and to make and effect all repairs, purchases and insurances and to do all acts which the Chargor might do in the ordinary conduct of its business for the protection or improvement of the Mortgaged Property or any of them or for obtaining income or returns;

(4) To borrow any moneys which in the opinion of the Receiver may be required for any of the purposes mentioned in this clause and in the name of the Chargor or otherwise to secure any moneys so borrowed by mortgage or charge over the Mortgaged Property or any part of them and so that such mortgage or charge may rank in priority to or pari passu with or subsequent to the charge hereby created;

(5) Without prejudice to the powers conferred by the preceding sub-paragraph to borrow moneys from the Chargee for the purpose of carrying out any of the powers contained in this document or conferred on the Receiver by law but so that unless otherwise agreed by the Chargee any moneys so borrowed shall be deemed to have been borrowed by the Chargor on the security of the charge hereby created and shall carry interest accordingly and shall form part of the Moneys Hereby Secured (but the provisions of this sub-paragraph shall be without prejudice to any greater priority which may be conferred by law in respect of the moneys so borrowed). The Chargee shall not be bound to enquire as to the necessity for such borrowing and shall not be responsible for the application misapplication or non-application of the moneys so borrowed;

(6) To sell or concur in selling all or any of the Mortgaged Property either by public auction or by private contract or by tender or by way of hire purchase agreement and either for cash or on credit and upon such other terms and conditions as such Receiver may consider expedient and by deed or other instrument in the name and on behalf of the Chargor or otherwise to convey and assure the same to any purchaser;

(7) To employ and appoint managers, officers, solicitors, attorneys, agents, auctioneers, workmen and servants for all or any purposes at such salaries or remuneration as the Receiver shall think fit and to confer on or delegate to any such persons all or any of the powers, authorities and discretions hereby conferred;

(8) To make any arrangements or compromises which such Receiver shall think expedient in the interests of the Chargee;

(9) To give receipts for all moneys and other assets which may come to the hands of such Receiver in exercise of any power hereby conferred and such receipts shall be sufficient discharges and any person paying or handing over such moneys or other assets shall not be concerned to see to any application;

(10) To carry out and enforce specific performance of or otherwise obtain the benefit of all contracts entered into or held by the Chargor or entered into in exercise of the powers or authorities hereby conferred;

(11) To make debtors insolvent or bankrupt and to wind up companies and to do all things in connection with any insolvency bankruptcy or winding up which the Receiver shall think necessary for the recovery or protection of the Mortgaged Property or any part of them or for the security of the Chargee;

(12) To take proceedings at law or in equity in the name of the Chargor or otherwise for all or any of the purposes mentioned above;

(13) To do all things necessary to perform or observe any of the covenants on the part of the Chargor contained in this document;

(14) To compel the execution by the Chargor or the Liquidator of the Chargor of any contracts, deeds, instruments, mortgages, transfers, assurances, documents and things as may be considered by the Receiver to be desirable for the purpose of effectuating any sale disposition or mortgage or agreement made by such Receiver under the powers hereby or by law conferred;

(15) To exercise all the powers of the Chargor and all the powers of the governing body of the Chargor;

(16) To do all such other acts and things without limitation as such Receiver shall think expedient in the interests of the Chargee;

(17) To do all or any of the things or exercise all or any of the foregoing powers in the name of the Chargor or otherwise.

22. Receiver as Attorney

The Chargor hereby for valuable consideration irrevocably appoints any such Receiver as its attorney for the purpose of enabling him in the name and on behalf of the Chargor to sign or sign, seal and deliver all such conveyances, transfers, mortgages, leases, instruments, notices, agreements and other documents whatsoever and to take all such steps and proceedings and to do all such acts and things whatsoever as may in the opinion of such Receiver be necessary or expedient for carrying into effect completing or facilitating anything done or proposed to be done by such Receiver in exercise of any of the powers conferred on him under or by virtue of this document.

23. Exercise of Powers

Notwithstanding a Receiver may or may not have been appointed as mentioned above it shall be lawful for the Chargee at any time after default by the Chargor in the payment of any Moneys Hereby Secured or in the observance or performance of any covenant or agreement on the part of the Chargor contained in this document and without giving any notice to exercise all or any of the powers authorities and discretions conferred on a Receiver as stated above.

24. Application of Moneys

All moneys received by any such Receiver or by the Chargee under or by virtue of this document shall be applied in the manner following namely:

(1) In payment of all rents, rates, taxes and other outgoings having priority to the Charge hereby created or which such Receiver or the Chargee shall think fit to pay;

(2) In keeping down all annual sums or other payments (if any) and the interest on all principal sums (if any) having priority to the Charge hereby created;

(3) In payment of all costs, charges, expenses and outgoings properly incurred in or incidental to the exercise or performance or attempted exercise or performance of any of the powers or authorities hereby conferred such costs in the case of legal costs being charged as between solicitor and own client;

(4) In payment of the remuneration of the Receiver;

(5) In payment to the Chargee of the Moneys Hereby Secured;

(6) The surplus (if any) shall belong to the Chargor but such surplus shall not carry interest and the Receiver or the Chargee shall account for such surplus to the Chargor and shall be under no further liability in respect of it.

25. No Responsibility

Neither the Chargee nor any Receiver shall be answerable or accountable for any involuntary losses of any kind whatsoever which may happen in or about the exercise or execution of any of the powers or authorities contained in this document and shall not by reason of the Chargee or such Receiver entering into possession of the Mortgaged Property or any part of them be liable to account as a Chargee in possession or for anything except actual receipts or be liable for any loss upon realisation or for any default or omission for which a chargee in possession might be liable and every Receiver duly appointed under this document shall be deemed as regards responsibility for loss damage or misconduct to be the agent of the Chargor which shall be solely responsible for his actions and defaults.

26. Indemnity

The Chargee and every Receiver, attorney, manager, agent or other person appointed by the Chargee under this document shall be entitled to be indemnified out of the Mortgaged Property in respect of all liabilities and expenses incurred by them it or him in the execution or purported execution of the powers, authorities or discretions vested in them it or him pursuant to this document including liabilities and expenses consequent on any mistake oversight error of judgement forgetfulness or want of prudence on the part of the Chargee or any such appointee (unless the same shall be wilful or amount to gross negligence) and against all actions proceedings costs claims and demands in respect of any matter or thing done or omitted in any way relating to the Mortgaged Property and the Chargee may retain and pay out of any money in its hands arising from the provisions of this document all sums necessary to effect such indemnity.

27. Completion of Instruments

The Chargee shall be at liberty at any time to complete in favour of the Chargee or any appointee of the Chargee or any purchaser under the powers hereby given all instruments of whatever nature executed by or on behalf of the Chargor in blank and deposited with the Chargee as collateral security to the document.

28. Protection of Purchasers and Others

Upon the exercise of any power or authority contained or implied in this document no person dealing with the Chargee or any Receiver or any attorney hereby appointed

shall be bound to enquire whether any default has been made by the Chargor under this document or whether any money remains owing on the security of this document or otherwise as to the propriety or regularity of the exercise of such power or authority and notwithstanding any impropriety or irregularity such exercise shall as far as regards the safety and protection of such person be deemed to be valid and effectual and the remedy of the Chargor in respect of any impropriety or irregularity shall be in damages only.

29. Insurance Proceeds

In the event of loss or damage by fire or otherwise the Chargee alone shall have full power to make enforce and compromise every claim in respect of every insurance and to sue for recover receive and give discharges for all insurance moneys whether the policy be in the name of the Chargee or the Chargor or both and whether the same shall or shall not cover other property as well as the Mortgaged Property or part of them and every such policy and the insurance moneys payable under it shall be held by the Chargee as further security for the Moneys Hereby Secured.

30. Actual Receipts Only

In applying the purchase money to arise from any sale by the Chargee or the Receiver under this document towards satisfaction of the Moneys Hereby Secured the Chargor shall be credited only with so much of the money available for that purpose as shall be actually received in cash by the Chargee such credit to date from the time of such receipt.

31. Certificate as to Amount Owing

A statement in writing signed by any of the parties comprising the Chargee or its solicitor, of the amount of the Moneys Hereby Secured at the date mentioned in such statement shall be prima facie evidence that such amount is so due or owing or secured.

32. Inspection

It shall be lawful for any of the parties comprising the Chargee or any person authorised by or on behalf of the Chargee to enter upon the Mortgaged Property at all reasonable times to inspect their state of repair and condition and to inspect and take copies of or extracts from all books of account, vouchers and other documents relating in any way to the business transactions of the Chargor.

33. Not to Affect Other Security

Neither the taking of this security nor anything in this document contained shall be held to merge, discharge, postpone or prejudice any other security now held or in future taken by the Chargee for payment of any of the Moneys Hereby Secured or affect any claim or demand which the Chargee now has or may in future have against any other person whomsoever as surety or otherwise.

34. Not to be Affected by other Security

No other security now held or in future taken by the Chargee shall abate or prejudice the powers and provisions contained in this document.

35. Continuing Security

This document shall be a continuing security notwithstanding any settlement of account, intervening payment or other matter or thing whatsoever until a final discharge of this document shall have been given to the Chargor.

36. Negotiable Instruments and Simple Contracts

Any specialty hereby created shall be deemed a collateral security and shall not operate as a merger of the remedy upon any bill of exchange or promissory note or other negotiable instrument or other security or guarantee or on any other simple contract express or implied.

37. Hire Purchase

The Chargor shall stand possessed of all hire purchase credit sale or time payment contracts which the Chargor has entered into or may in future enter into and of all rights and powers contained in them and of all chattels thereby intended to be sold upon trust for the Chargee.

38. Judgements

Notwithstanding any judgement or order which the Chargee may in future recover against the Chargor in respect of any of the Moneys Hereby Secured or any part of them the Chargee shall hold such judgement or order collaterally with this document as security for the due payment of the moneys for the time being owing under any such judgement or order (with interest on them at the rate determined as stated above) and this security shall not merge in any such judgement or order.

39. Acceptance of Interest

This security may be enforced notwithstanding the acceptance of interest by the Chargee after any default and notwithstanding any previous or other default and without the necessity of any notice to or of any further consent or concurrence on the part of the Chargor.

40. Chargee as Attorney

The Chargor for valuable consideration hereby irrevocably appoints the Chargee and any of the parties comprising the Chargee and each and every one of them jointly and severally to be the true and lawful attorneys and attorney of the Chargor (referred to in this document as "the Attorney") with full power and at the expense of the Chargor for and in the name of the Chargor and on behalf of the Chargor but for the sole use and benefit of the Chargee from time to time to do and suffer all such acts and sign all such documents for the purpose of exercising the powers granted to the Chargee as the Attorney shall think proper as fully and effectually as the Chargor could do and in particular and without prejudice to the generality of the foregoing:

(1) to do or suffer whatever he may think necessary for the observance and performance of the covenants of the Chargor contained in this document and for giving the Chargee a complete legal mortgage over the Mortgaged Property or any part of them as security for the Moneys Hereby Secured;

(2) to sign all certificates as to the correctness for the purpose of registration under any acts of parliament of any instruments;

(3) to sue for recover and give effectual receipts and discharges for all moneys due or to become due by virtue of any insurance effected on the Mortgaged Property or any part of them and to compound or compromise any claim arising and to sign seal deliver and execute all deeds, instruments, receipts and assurances for the purpose of effectuating such composition or compromise and to receive such moneys or any part of them;

(4) to receive or recover all moneys payable to the Chargor by any person or persons under any contract of whatever nature and to do all acts, deeds, matters and things whatsoever (none excepted) and to sign, seal, deliver and execute all writings, documents, assurances, deeds, plans and instruments whatsoever (none excepted) for the purpose of exercising and carrying into effect the powers granted to the Chargee or a Receiver appointed under this document;

(5) to convey and transfer to a purchaser all or any of the Chargor's freehold and leasehold lands and other assets which such purchaser shall have purchased from the Chargee or the Receiver;

(6) to do all such acts, deeds, matters and things as are hereby covenanted to be done by the Chargor;

(7) to appoint a substitute or substitutes and remove them at pleasure appointing another or others in his or their place or stead; and

(8) to do all such further and other acts and things in and about the Mortgaged Property as the Attorney or his substitute or substitutes in his or their discretion thinks proper as fully and effectually as the Chargor could do if acting personally.

41. Attorney Provisions

(1) The Chargor hereby ratifies and agrees to ratify all and whatsoever the Attorney or his substitute or substitutes shall lawfully do or cause to be done.

(2) The appointment of the Attorney, being given for valuable consideration, is hereby declared to be irrevocable.

(3) The Attorney or his substitute or substitutes shall not be responsible for any loss which may happen in the exercise or attempted exercise of any powers.

42. Calls

The Chargor so far as it has power so to do hereby authorises any duly authorised officer or agent of the Chargee or any Receiver at any time after the Moneys Hereby Secured become payable to make calls on the members of the Chargor in respect of the uncalled capital and uncalled premiums hereby charged and the provisions contained in the articles of association of the Chargor in regard to calls shall mutatis

mutandis apply to calls made under this security and this authority shall be exercisable to the exclusion of the powers of the directors of the Chargor and shall be assignable.

43. Not Affected by Statute

Notwithstanding anything contained in any present or future law or regulation or other legislation by which the Chargor might be entitled to claim or set up the postponement of the payment of any Moneys Hereby Secured or the reduction of the rate of interest or of any rent made payable the Chargor hereby covenants and agrees that the rights powers and remedies of the Chargee under this document whether express or implied shall be enforceable against the Chargor and that the provisions of any act of parliament, regulation, ordinance or proclamation or other legislation for the time being in force having the effect of affording a moratorium shall be and they are hereby expressly (so far as the same lawfully can or may be) excluded from and shall not apply to this document.

44. Augmented by Statutory Powers

Insofar as it is lawful so to provide the powers conferred on a chargee by any present or future act of parliament, regulation, ordinance or other legislation shall be in augmentation of the powers mentioned in this document and shall be exercisable by the Chargee immediately upon or at any time after any default by the Chargor without any notice or expiration of time under that act, regulation or ordinance or other legislation being necessary except where otherwise prescribed by law and in such case after notice for the shortest period that is legally permissible and any other provisions of such act, regulation or ordinance or other legislation shall be deemed to be negatived or varied only so far as they are inconsistent with the terms and provisions expressed in this document.

45. Specific Attorney Powers

The powers conferred by clauses 22, 23 and 40 shall extend to the execution of all instruments to give effect to any dealing with any land estate or interest under any real property statute or ordinance or other legislation or under the general law or otherwise.

46. Implied Covenants

By the use in this documents of the words "as beneficial owner" the covenants implied by the relevant acts or ordinances in the case of a conveyance by a person who is expressed to convey as beneficial owner shall be incorporated in and form part of this document insofar as they are applicable and are not inconsistent with the express covenants of this document.

47. Notice Under Corporations Act

(1) For the purposes of the priority rules in section 282 of the Corporations Act this agreement secures a prospective liability up to the maximum amount specified in clause 3 in addition to any present liability.

(2) For so long as there is no other charge over any Mortgaged Property registered subsequently to this agreement, this agreement also secures an additional prospective liability of an unlimited amount.

(3) Where there is another charge over any Mortgaged Property registered subsequently to this agreement, to the extent that the priority accorded to this agreement pursuant to section 282 of the Corporations Act and clause 47(1) is not adversely affected this agreement also secures an additional prospective liability of an unlimited amount.

48. Collateral Securities

If the Chargor and or any guarantors shall fail to observe or perform any of the covenants terms and conditions on their respective parts contained or implied in this document or in any collateral security after receiving a notice in writing of at least 7 days duration from any of the parties comprising the Chargee or its solicitor requiring observance or performance, except that the failure to pay any sums of money on the dates stipulated for payment shall constitute immediate default without the requirement for notice and upon such default the Moneys Hereby Secured shall (notwithstanding anything else contained herein) at the option of the Chargee become immediately due and payable and the security hereby created shall immediately become enforceable without the necessity for any demand or notice and notwithstanding any delay or previous waiver of the provisions of this clause and the Chargee may exercise any of their rights powers and remedies contained or implied in this document.

49. Severability

If any provision of this document shall be determined by any statute or court having jurisdiction to be illegal, invalid, void or voidable the legality or validity of the remainder of this document shall not be affected and the illegal, invalid, void or voidable provision shall be deemed deleted to the same extent and effect as if never incorporated but the remainder of this document shall continue in full force and effect.

50. Definitions and Interpretation

Throughout this document unless the context otherwise requires:

(1) whenever the singular number is used it includes the plural number and vice versa;

(2) each gender includes the other two genders;

(3) the word "person" means a natural person and any body or entity whether corporate or unincorporate;

(4) the word "month" means calendar month and the word "year" has a corresponding meaning;

(5) the words "in writing" are deemed to include any communication sent by letter, telex, facsimile transmission, telegram, cablegram or wireless telegraphy;

(6) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form of that word or phrase shall have a corresponding meaning;

(7) a reference to any statute, proclamation, rule, regulation or ordinance shall include any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, regulation or ordinance replacing it;

(8) a reference to a specified section, clause, paragraph, schedule or item (or a subsidiary provision of any of them) of any statute, proclamation, rule, regulation or ordinance shall mean a reference to the equivalent section of the statute, proclamation, rule, regulation or ordinance which is for the time being in force;

(9) "Chargor" shall mean and include the Chargor, its successors and permitted assigns;

(10) "Chargee" shall mean and include the Chargee, its successors and assigns;

(11) "Encumbrancer" shall mean and include a person holding or owning an interest in the Mortgaged Property or any part thereof;

(12) "Present Liability" shall have the meaning given to that expression in the Corporations Act;

(13) "Prospective Liability" shall have the meaning given to that expression in the Corporations Act;

(14) "Receiver" shall include a Receiver and Manager and also joint Receivers or Joint Receivers and Managers;

(15) "Specified Maximum Amount" shall mean specified maximum amount for the purposes of the Corporations Act.

51. Notices

All notices, demands, consents, elections or other communications of any nature required to be served given or made under this document:

(1) shall not be valid unless written, such requirement being deemed to have been satisfied in the case of any matter sent by delivery of the original, by facsimile, by telex, by telegram, by wireless telegraph or by electronic mail;

(2) shall be sufficiently binding on the recipient if:

(a) where an original document or a copy of it is sent, the original is:

(i) executed by the sender personally if an individual or under common seal of a company; or

(ii) signed on behalf of the sender by any attorney, director, secretary, agent or other duly authorised officer of the sender;

(b) where no executed original document is concerned, the communication purports to have been given by the sender or an attorney, director, secretary, agent or other duly authorised officer of the sender;

(3) shall be deemed to have been duly communicated if:

(a) delivered by hand to the recipient or in the case of a corporation delivered by hand to one of its directors or to its secretary, or to its liquidator, receiver or receiver and manager;

(b) left at:

(i) the address, if any, of the recipient as set out at the commencement of this document;

(ii) any other address previously notified in writing by the recipient to the sender including notification by way of incorporation in any letterhead used in correspondence not more than 12 months previously;

(iii) the place of business or abode of the recipient last known to the sender; or

(iv) in the case of a corporation its registered office or principal place of business;

(c) posted by pre-paid post in an envelope addressed to the recipient at any one of such addresses; or

(d) sent to an electronic or mechanical device situated at any one of such addresses.

(4) shall be deemed to have been received at the following times, notwithstanding any knowledge or suspicion on the part of the sender of non-receipt or of the liquidation or receivership of the recipient if it is a corporation:

(a) if delivered by hand or left at an address, on the date on which it is so delivered or left;

(b) if sent by pre-paid post, on the second business day after the date of posting; or

(c) if sent by electronic or mechanical means, upon receipt by the sender of an answerback code or number of the recipient at the conclusion of the transmission.

52. Entire Agreement

The provisions of this document contain the entire understanding between the parties in relation to its subject matter and there are no conditions, warranties, promises, representations or obligations written or oral express or implied in relation to such subject matter other than those expressly stated in this document or necessarily implied by law.

53. No Waiver

The failure by any party at any time or times to require performance by any other party of any provision of this document shall not affect the right to enforce the same. The waiver by any party of any breach of any one or more of the provisions contained in this document shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision in itself by such party.

54. Proper Law

The proper law governing the interpretation and enforcement of this document including all substantive rights and obligations under it and the manner mode and method of performance shall be the law of the State of New South Wales and of the Commonwealth of Australia and the parties expressly agree to submit to the jurisdiction of the appropriate Courts of the State of New South Wales and of the Commonwealth of Australia in respect of any dispute of any nature whatsoever arising pursuant to or in connection with the provisions of this document.

55. Joint and Several Liability

A covenant, warranty, agreement, representation, provision or obligation by which more than one person is bound or which extends to or is for the benefit of more than one person shall bind and extend to or be for the benefit of, as the case may be, all of such persons jointly and each of them severally.

56. References

References to clauses, sub-clauses, paragraphs, annexures and schedules are references to clauses, sub-clauses, paragraphs, annexures and schedules of or to this document. Headings are inserted in this document for convenience only and shall not affect the interpretation or construction of this document.

57. Successors and Assigns

This document shall be binding upon and enure for the benefit of the parties, their respective successors (including, in the case of natural persons, their legal personal representatives) and permitted assigns.

EXECUTED as a **DEED**.

For and on behalf of **YARRAMAN ESTATE PTY LTD** (ABN 94 101 141 593) by authority of its Board of Directors:)

....	....
Director/Secretary	Director/Secretary
....	....
Name (please print)	Name (please print)

For and on behalf of **DELTA DAWN PTY LTD** (ACN 101 140 925) by authority of its Board of Directors:)

....	....
Director/Secretary	Director/Secretary
....	....
Name (please print)	Name (please print)